Exhibit 99.2

1 INVESTOR CALL 3Q 2023 October 24, 2023, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 071225 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

DISCLOSURES 2 Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank; (5) changes in management’s plans for the future; (6) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (7) increased technology and cybersecurity risks, including generative artificial intelligence risks; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of SmartFinancial’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (14) potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) operating revenue, (ii) operating earnings, (iii) operating return on average assets, (iv) operating return on average shareholders’ equity, (v) return on average tangible common equity, (vi) operating return on average tangible common equity, (vii) operating efficiency ratio; (viii) tangible common equity; (ix) average tangible common equity; (x) tangible book value; (xi) operating pre-provision net revenue earnings; (xii) operating noninterest income; (xiii) operating noninterest expense; (xiv) tangible assets; and ratios derived therefrom, in its analysis of the company's performance. Operating revenue includes the earnings from net interest income and operating noninterest income (Non-GAAP). Operating earnings excludes the following from net income: securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings (Non-GAAP) divided by average assets. Operating return on average shareholders’ equity is the annualized operating earnings (Non-GAAP) divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non-GAAP). Operating return on average tangible common equity is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding. Operating pre-provision, net-revenue earnings is net interest income plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income excludes the following from noninterest income: securities gains and losses. Operating noninterest expense excludes the following from noninterest expense: prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true-up expenses. Tangible assets excludes goodwill and other intangibles from total assets. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

QUARTERLY HIGHLIGHTS: *THIRD QUARTER 2023*

SmartFinancial

$0.43
Diluted Operating EPS[1]

$160
Million Securities Repositioned

3.1%
QoQ[2] Annualized Tang. Book Value Per Share Growth (Excluding AOCI)[1,4]

5.0%
QoQ Annualized Organic Loan[3] Growth

0.60%
Operating Return on Average Assets[1]

4.5%
QoQ Annualized Deposit Growth

8.5%
Operating Return Average Tang. Common Equity[1]

80%
Loan / Deposit Ratio

74%
Operating Efficiency Ratio[1]

0.12%
Non-Performing Assets / Assets

Diluted Earnings Per Share



$0.68
$0.69
$0.52
$0.52
$0.12
$0.43
3Q22
2Q23
3Q23
GAAP EPS
Diluted Operating EPS 1

Book Value Per Share



$24.56
$20.43
$18.02
$26.16
$21.84
$19.78
$26.28
$21.95
$19.94
3Q22
2Q23
3Q23
BV Per Share
TBV Per Share 1
AOCI Impact 1,4

Return on Average Assets



0.95%
0.96%
0.75%
0.75%
0.17%
0.60%
3Q22
2Q23
3Q23
GAAP ROAA
Operating ROAA 1

Return on Average Tangible Common Equity



14.4%
14.4%
10.6%
10.6%
2.4%
8.5%
3Q22
2Q23
3Q23
GAAP ROATCE
Operating ROATCE 1

Unless otherwise indicated, financial data as of or for the three months ended 9/30/23
1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *AOCI: Accumulated Other Comprehensive Income*

3

SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$4.8
Billion in Total Assets

$3.4
Billion in Total Loans

$4.2
Billion in Total Deposits

42
Total Branches



Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Tallahassee
Pensacola
Panama City
SmartBank Branch Offices

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

CREATING "WOW" EXPERIENCES	EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY	DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Voted Top Workplace, 7 years in a row![1]



TOP WORK PLACES 2023
knox news.
2022

Balance sheet and branch count represent 6/30/23 balances
1) Knox News Sentinel Top Workplaces survey

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\ $2.0 $2.1 $2.4 $2.3 $2 $2 $2 $2 $2 $2 $2 12/31/20 12/31/21 12/31/22 9/30/23 SMBK Loans $2.5 $3.5 $3.4 $3.4 $- $1 $1 $2 $2 $3 $3 $4 $4 $5 12/31/20 12/31/21 12/31/22 9/30/23 SMBK Deposits $0.4 $0.6 $0.9 $1.0 $- $0 $0 $1 $1 $1 $1 12/31/20 12/31/21 12/31/22 9/30/23 SMBK Loans $0.3 $0.5 $0.7 $0.9 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $1 12/31/20 12/31/21 12/31/22 9/30/23 SMBK Deposits SmartBank Branch Offices Expanding Market Area Legacy Market Area Urban area Density MARKET AREA: TARGETING INDUSTRY RICH GROWTH MARKETS 5 ► Total Population: 2.8 Million ► Total Deposits: $70 Billion ► Median Income: $64 Thousand Legacy Markets 1) Legacy Markets include Chattanooga, TN, Clarke, AL, Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN, Huntsville, AL, Knoxville, TN, Sevierville, TN, Tullahoma, TN and Tuscaloosa, AL MSAs 2) Expanding Markets include Auburn, AL, Birmingham, AL, Dothan, AL, Fairhope, AL, Fort Walton/Destin, FL, Montgomery, AL, Mobile, AL, Nashville, TN, Panama City, FL, Pensacola, FL and Tallahassee, FL Source: S&P Market Intelligence; https://www.forbes.com/best-places-for-business Note: Expanding and Legacy market statistics based on the weighted average of the MSAs included in each area based on population; Legacy market area includes settlement and corporate balances Expanding Markets ► Total Population: 6.0 Million ► Total Deposits: $207 Billion ► Median Income: $69 Thousand Legacy Markets1 : Strong Relationships / Deep Market Penetration Expanding Markets2 : Building Talent / Growing Brand Awareness Forbes Top 200 Best Places for Business and Careers Knoxville: #86 Huntsville: #93 Chattanooga: #116 Mobile: #184 Forbes Top 200 Best Places for Business and Careers Nashville: #15 Tallahassee: #103 Pensacola: #105 Birmingham: #165 Montgomery: #191 CAGR: 6% $ in Billions, unless otherwise indicated CAGR: 11% CAGR: 41% CAGR: 48%

$1,775 $1,897 $2,382 $2,693 $3,254 $3,282 $3,338 $3,379 5.20% 5.39% 5.52% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 2Q23 3Q23 23% 24% 23% 23% 23% 27% 27% 27% 26% 26% 16% 17% 17% 18% 18% 13% 12% 12% 12% 11% 18% 18% 18% 19% 19% $3,099 $3,254 $3,282 $3,338 $3,379 3Q22 4Q22 1Q23 2Q23 3Q23 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other 6 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 15% Since 2018 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Strong Organic Growth

1-4 Family (NOO) 23% Resi/Comm Land Dev. 11% Resi/Comm Land 15% Multifamily 8% CRE (OO) 15% CRE (NOO) 16% Multifamily 18% Hotel & Hospitality 34% Retail Space 14% Office Space 13% Misc. 10% 7 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Closely Monitored with No Concentration Concerns 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding principal balance shown $901 Million2 - 26% of Total Loans $374 Million2 - 11% of Total Loans Office Space Portfolio Loan Average: $1.3 Million / 1.75x DCR / 56% LTV

$4,605 $4,808 $5,021 $5,712 $5,881 0.10% 0.10% 0.11% 0.12% 0.12% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 3Q22 4Q22 1Q23 2Q23 3Q23 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets 301% 299% 287% 285% 285% 98% 94% 88% 88% 84% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 3Q22 4Q22 1Q23 2Q23 3Q23 CRE Loans / Capital C&D Loans / Capital $6,398 $6,744 $8,343 $8,438 $9,094 0.21% 0.21% 0.25% 0.25% 0.27% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 3Q22 4Q22 1Q23 2Q23 3Q23 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.22% 0.22% 0.26% 0.26% 0.31% 0.02% 0.03% 0.03% -0.01% 0.04% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 3Q22 4Q22 1Q23 2Q23 3Q23 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $22,769 $23,334 $32,279 $32,747 $33,687 0.73% 0.72% 0.98% 0.98% 1.00% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 3Q22 4Q22 1Q23 2Q23 3Q23 Allowance for Credit Losses (ACL) ACL / Loans HFI 8 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

28% 26% 23% 24% 22% 22% 24% 23% 22% 23% 39% 39% 42% 41% 42% 11% 11% 12% 13% 13% $4,280 $4,077 $4,230 $4,200 $4,247 3Q22 4Q22 1Q23 2Q23 3Q23 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $1,922 $2,047 $2,805 $4,022 $4,077 $4,230 $4,200 $4,247 1.56% 1.89% 2.20% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 2Q23 3Q23 $3,379 9 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 80% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Overall Stability Despite Some Mix Shift

$280 $162 $3 $35 $20 $39 $46 $64 $33 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate $8 $118 $58 $14 $10 $8 $10 $10 $10 27% 31% 33% 36% $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 0% 10% 20% 30% 40% 50% 60% Q4 '23 Q2 '24 Q4 '24 Q2 '25 Q4 '25 Quarterly Principal Cumulative Principal Returned as % of Total 10 SECURITIES DETAIL: ACCELERATION OF PRINCIPAL RETURN IN Q3 $ in Millions, unless otherwise indicated Portfolio Summary Principal Cashflow Schedule ~$184 Million Maturing by Q2 ‘24 Portfolio Mix by Par Value Risk Adverse Portfolio Designed for Liquidity $709 Million Book Value 2.68% Book Yield ($69) Million Unrealized Loss • ($43) Million in Available-for-Sale Securities (AFS) • ($26) Million in Held-to-Maturity (HTM) 4.9 Year Average Life 3.3 Year Effective Duration 61% / 39% (AFS / HTM)

FYE 2026 & ($ in millions) 4Q23 1Q24 2Q24 3Q24 4Q24 2025 Beyond Fixed Rate Loans $ 30 $ 29 $ 20 $ 30 $ 26 $ 179 $ 1,667 Weighted Average Yield 5.39% 5.66% 5.48% 5.33% 6.27% 4.46% 4.78% Adjustable Rate Loans $ 18 $ 25 $ 39 $ 21 $ 16 $ 58 $ 453 Weighted Average Yield 5.93% 6.17% 5.14% 6.52% 4.85% 4.93% 4.64% Principal Cashflow $ 8 $ 118 $ 58 $ 14 $ 10 $ 39 $ 435 Yield Rolloff 3.13% 1.84% 1.95% 3.77% 4.30% 3.61% 2.87% Next Five Quarters Investment Cashflow Schedule: Loan Repricing Schedule: 11 REPRICING SCHEDULE: YIELD ENHANCEMENT ON HORIZON $135 Million in Fixed Rate Loans Yielding 5.62% Maturing by 2024 Year End $119 Million in Adjustable Rate Loans Yielding 5.68% Maturing or Repricing by 2024 Year End $769 Million in Variable Floating Rate Loans Yielding 7.89% Repricing Monthly $208 Million in Principal Cash Flow Yielding 2.16% Returning by 2024 Year End

106% 96% Peer Average SMBK 89% 80% Peer Average SMBK Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $400 $0 $400 Unpledged Securities 337 0 337 Available Sources of Liquidity: Fed Funds 98 0 98 FHLB 550 104 446 FRB2 334 0 334 HC LoC 35 8 27 Total Liquidity $1,755 $112 $1,643 12 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window and Bank Term Funding Program borrowing capacity shown as of September 30, 2023 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Ample Access to a Variety of Funding Robust Liquidity on Hand $1.6 Billion in Untapped Liquidity Sources $737 Million in On-Balance Sheet Liquidity 1.5x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated

$36,708 $37,612 $35,982 $31,575 $31,006 $6,250 $6,981 $6,925 $7,130 $7,492 $42,958 $44,593 $42,907 $38,705 $38,498 3.29% 3.51% 3.31% 2.93% 2.81% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) $543 $266 $307 $239 $400 $807 $770 $845 $824 $667 16.8% 16.6% 17.7% 17.4% 13.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1, 000 $1, 200 3Q22 4Q22 1Q23 2Q23 3Q23 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets 13 LIQUIDITY MANAGEMENT: NAVIGATING MARGIN PRESSURE Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated 3Q22 4Q22 1Q23 2Q23 3Q23 Cash Yield 2.34% 3.81% 4.77% 4.02% 5.26% Sec. Yield (AFS/HTM)1 1.87% 2.15% 2.11% 2.30% 2.35% Loans (less Accr. & Fees) 4.48% 4.81% 5.20% 5.39% 5.52% Loan Accr. & Fees 0.11% 0.24% 0.37% 0.12% 0.10% Loan Yield (incl. Accr. & Fees) 4.59% 5.05% 5.57% 5.51% 5.61% IE Asset Yield 3.79% 4.41% 4.88% 4.82% 4.99% NIM (FTE) 3.29% 3.51% 3.31% 2.93% 2.81%

Interest Rate Sensitivity

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$2.0 Billion Fixed Rate Loans

$1.4 Billion Variable Rate Loans

- **$786** Million Short-Term Variable Rate (Resetting within 1 - 3 Months)
- **$613** Million Long-Term Variable Rate (Resets > 3 Months)


$1,981
59%
$613
18%
$786
23%
Fixed Rate
LT Variable
ST Variable

$ in Thousands, unless otherwise indicated

Static Shock / Rate Ramp Analysis[1]


Interest Income % Change
$7,414 , 5.5%
$4,307 , 3.2%
$(3,771), -2.8%
Shock -200bps
Shock -100bps
Shock +100bps


Interest Income % Change
$3,605 , 2.7%
$1,603 , 1.2%
$(2,733), -2.0%
Ramp -200bps
Ramp -100bps
Ramp +100bps

1) *Based on 12-month static rate shock and ramp analysis as of 9/30/23. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results*

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$6,250 $6,981 $6,925 $7,130 $7,492 3Q22 4Q22 1Q23 2Q23 3Q23 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 15 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

63% 61% 64% 71% 74% 3Q22 4Q22 1Q23 2Q23 3Q23 Operating Efficiency Ratio $27,143 $27,461 $27,529 $27,410 $28,406 3Q22 4Q22 1Q23 2Q23 3Q23 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 16 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

$14.64 $16.82 $17.92 $19.26 $19.09 $19.94 $14.84 $16.80 $17.77 $19.17 $21.18 $21.95 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2018Y 2019Y 2020Y 2021Y 2022Y 3Q23 TBV Per Share Adj. TBV Per Share (Ex. AOCI) 6.5% 7.1% 7.2% 7.3% 7.2% 3Q22 4Q22 1Q23 2Q23 3Q23 9.7% 9.7% 10.0% 10.1% 10.0% 3Q22 4Q22 1Q23 2Q23 3Q23 7.4% 8.0% 7.9% 8.2% 8.1% 3Q22 4Q22 1Q23 2Q23 3Q23 11.4% 11.4% 11.8% 11.9% 11.8% 3Q22 4Q22 1Q23 2Q23 3Q23 CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 17 Note: Capital ratio data as of the most recent period ended 9/30/23 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $7.11 TBVPS1 Created 2018 – 2023 (Excluding Accumulated Other Comprehensive Income) $0.08 2023 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 18 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 19

INCOME STATEMENT: *DETAILED THIRD QUARTER RESULTS*

SmartFinancial

($ in thousands, except per share data)	3Q23	2Q23	3Q22	3Q23 vs. 2Q23 % Chg.	3Q23 vs. 3Q22 % Chg.
Net Interest Income	$ 31,006	$ 31,575	$ 36,708	(2%)	(16%)
Provision for Loan & Lease losses	795	113	974		
Noninterest Income	691	7,130	6,250	(90%)	(89%)
Noninterest Expense	28,516	27,410	27,230	4%	5%
Income Tax Expense	319	2,346	3,211		
Net Income (GAAP)	$ 2,067	$ 8,836	$ 11,543	(77%)	(82%)
Non-GAAP Reconciliations					
Noninterest Income	6,801	-	-		
Noninterest Expense	110	-	87		
Income Tax Effect Of Adjustments	(1,785)	-	(22)		
Operating Earnings (Non-GAAP)	$ 7,193	$ 8,836	$ 11,608	(19%)	(38%)
Operating PPNR Earnings (Non-GAAP)	$ 10,092	$ 11,295	$ 15,815	(11%)	(36%)

Non-GAAP Performance Metrics	3Q23	2Q23	3Q22	3Q23 vs. 2Q23 % Chg.	3Q23 vs. 3Q22 % Chg.
Diluted Operating Earnings Per Share	$ 0.43	$ 0.52	$ 0.69	(19%)	(38%)
Tangible Book Value Per Common Share	$ 19.94	$ 19.78	$ 18.02	1%	11%
Operating Return on Average Assets	0.60%	0.75%	0.96%		
Operating PPNR Return on Average Assets	0.84%	0.96%	1.30%		
Operating Return on Average Tang. Common Equity	8.5%	10.6%	14.4%		
Operating Efficiency Ratio	73.6%	70.6%	62.9%		

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding

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SmartFinancial

NON-GAAP RECONCILIATION

$ in Thousands, unless otherwise indicated

	3Q23	2Q23	1Q23	4Q22	3Q22
Operating Earnings					
Net Income (GAAP)	$ 2,067	$ 8,836	$ 11,500	$ 13,004	$ 11,543
Noninterest Income:					
Securities (Gains) Losses	6,801	-	-	(144)	-
Noninterest Expenses:					
Merger Related And Restructuring Expenses	110	-	-	(45)	87
Income Taxes:					
Income Tax Effect Of Adjustments	(1,785)	-	-	49	(22)
Operating Earnings (Non-GAAP)	$ 7,193	$ 8,836	$ 11,500	$ 12,864	$ 11,608
Operating Earnings Per Common Share (Non-GAAP):					
Basic	$ 0.43	$ 0.53	$ 0.69	$ 0.77	$ 0.69
Diluted	0.43	0.52	0.68	0.76	0.69
Operating Noninterest Income					
Noninterest Income (GAAP)	$ 691	$ 7,130	$ 6,925	$ 7,125	$ 6,250
Securities (Gains) Losses	6,801	-	-	(144)	-
Operating Noninterest Income (Non-GAAP)	$ 7,492	$ 7,130	$ 6,925	$ 6,981	$ 6,250
Operating Noninterest Expense					
Noninterest Expense (GAAP)	$ 28,516	$ 27,410	$ 27,529	$ 27,416	$ 27,230
Merger Related And Restructuring Expenses	(110)	-	-	45	(87)
Operating Noninterest Expense (Non-GAAP)	$ 28,406	$ 27,410	$ 27,529	$ 27,461	$ 27,143
Operating Revenue					
Net Interest Income (GAAP)	$ 31,006	$ 31,575	$ 35,982	$ 37,612	$ 36,708
Operating Noninterest Income (Non-GAAP)	7,492	7,130	6,925	6,981	6,250
Operating Revenue (Non-GAAP)	38,498	38,705	42,907	44,593	42,958
Operating Pre-Provison, Net Revenue ("PPNR") Earnings					
Operating Revenue (Non-GAAP)	$ 38,498	$ 38,705	$ 42,907	$ 44,593	$ 42,958
Operating Noninterest Expense (Non-GAAP)	(28,406)	(27,410)	(27,529)	(27,461)	(27,143)
Operating PPNR Earnings (Non-GAAP)	$ 10,092	$ 11,295	$ 15,378	$ 17,132	$ 15,815
Non-GAAP Return Ratios					
Operating Return On Average Assets (Non-GAAP)(1)	0.60%	0.75%	0.97%	1.10%	0.96%
Operating PPNR Return On Average Assets (Non-GAAP)(2)	0.84%	0.96%	1.30%	1.46%	1.30%
Return On Average Tangible Common Equity (Non-GAAP)(3)	2.43%	10.57%	14.45%	16.65%	14.36%
Operating Return On Average Shareholders' Equity (Non-GAAP)(4)	6.41%	7.98%	10.79%	12.15%	10.83%
Operating Return On Average Tangible Common Equity (Non-GAAP)(5)	8.46%	10.57%	14.45%	16.47%	14.44%
Operating Efficiency Ratio					
Efficiency Ratio (GAAP)	89.96%	70.82%	64.16%	61.28%	63.39%
Adjustment For Taxable Equivalent Yields	(0.27%)	(0.18%)	(0.14%)	(0.22%)	(0.25%)
Adjustment For Securities (Gains) Losses	15.89%	-	-	(0.20%)	-
Adjustment For Merger Expenses	(31.98%)	-	-	0.50%	(0.21%)
Operating Efficiency Ratio (Non-GAAP)	73.60%	70.64%	64.02%	61.36%	62.93%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

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NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	3Q23	2Q23	1Q23	4Q22	3Q22
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 446,652	$ 444,847	$ 443,399	$ 432,452	$ 414,711
Less Goodwill And Other Intangible Assets	107,792	108,439	109,114	109,772	110,460
Tangible Common Equity (Non-GAAP)	$ 338,860	$ 336,408	$ 334,285	$ 322,680	$ 304,251
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 445,432	$ 444,283	$ 432,382	$ 420,037	$ 425,365
Less Goodwill And Other Intangible Assets	108,194	108,851	109,537	110,206	106,483
Average Tangible Common Equity (Non-GAAP)	$ 337,238	$ 335,432	$ 322,845	$ 309,831	$ 318,882
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 26.28	$ 26.16	$ 26.08	$ 25.59	$ 24.56
Adjustment Due To Goodwill And Other Intangible Assets	(6.34)	(6.38)	(6.42)	(6.50)	(6.54)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.94	$ 19.78	$ 19.66	$ 19.09	$ 18.02
Tangible Common Equity To Tangible Assets:					
Total Assets (GAAP)	$ 4,797,171	$ 4,745,800	$ 4,769,805	$ 4,637,498	$ 4,796,911
Less Goodwill And Other Intangibles	107,792	108,439	109,114	109,772	110,460
Tangible Assets (Non-GAAP)	$ 4,689,379	$ 4,637,361	$ 4,660,691	$ 4,527,726	$ 4,686,451
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.23%	7.25%	7.17%	7.13%	6.49%

	3Q23	2Q23	1Q23	4Q22	3Q22
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 446,652	$ 444,847	$ 443,399	$ 432,452	$ 414,711
Less Goodwill And Other Intangible Assets	107,792	108,439	109,114	109,772	110,460
Tangible Common Equity (Non-GAAP)	$ 338,860	$ 336,408	$ 334,285	$ 322,680	$ 304,251
Less Adjustment Due to AOCI (Loss)	(34,156)	(35,017)	(28,620)	(35,324)	(40,807)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 373,016	$ 371,425	$ 362,905	$ 358,004	$ 345,058
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 26.28	$ 26.16	$ 26.08	$ 25.59	$ 24.56
Adjustment Due To Goodwill And Other Intangible Assets	(6.34)	(6.38)	(6.42)	(6.50)	(6.54)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.94	$ 19.78	$ 19.66	$ 19.09	$ 18.02
Less Adjustment Due to AOCI (Loss)	(2.01)	(2.06)	(1.68)	(2.09)	(2.42)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 21.95	$ 21.84	$ 21.34	$ 21.18	$ 20.43

1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.
2. Totals may not add due to rounding

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CONTACT 23 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com

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